EXHIBIT 10a2
                                                                   ------------


               Schedule identifying substantially identical
               agreements between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibit 10a1 to the Quarterly Report on Form 10-Q of Fortune for the period ended
               September 30, 1999
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                             Name
                             ----

                             Robert J. Rukeyser
                             Dudley L. Bauerlein, Jr.